UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 4, 2009

Apollo Investment Corporation

(Exact name of registrant as specified in its charter)

Maryland	814-00646	52-2439556
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

9 West 57th Street, New York, NY 10019

(Address of principal executive offices)

Registrant’s telephone number, including area code (212) 515-3450

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On November 5, 2009, Apollo Investment Corporation, a Maryland corporation (the “Company”) issued a press release announcing financial results for its fiscal quarter ended September 30, 2009. The press release is included as Exhibit 99.1 to this Form 8-K.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On and effective as of November 4, 2009, the Board of Directors (the “Board”) of the Company adopted the Third Amended and Restated Bylaws (the “Amended Bylaws”) of the Company. The Amended Bylaws: (i) provide that the annual meeting of stockholders may be held on any date and time set by the Board (removing the previous requirement that the annual meeting be held on a date during the period July 15th through August 15th); (ii) clarify existing procedures that allow stockholders to request special meetings and enhance the power of the chairman to adjourn such meetings under certain conditions; (iii) clarify that the Company may electronically deliver any “household” stockholder meeting notices and postpone or cancel a stockholder meeting by public announcement prior to the meeting date; (iv) change the vote required to elect directors from a majority of the votes entitled to be cast to the affirmative vote of a majority of the total votes cast for and affirmatively withheld and, for contested elections and under certain conditions, to allow for the election of directors by a plurality of votes cast; (v) expand the “advance notice” provisions to (a) clarify and enhance the information required of stockholders nominating directors and proposing business at stockholder meetings, including information concerning the hedging activities of the proponents and associated persons, (b) require stockholders to notify the Company of any materially inaccurate information they have submitted concerning such nominations or proposals, (c) alter the advance notice period for special meetings from 150 to 120 days before the date of the meeting to 120 to 90 days prior and (d) require stockholders to update information submitted to the Company concerning their nominees or proposals; and (vi) reflect certain technical amendments and revisions to, among other things, (a) clarify the procedural powers of the chairman of a stockholder meeting; (b) update the provisions governing the duties and powers of the inspector of elections, (c) add provisions concerning the resignation of directors, (d) allow the Board or stockholders to ratify and make binding any action or inaction by the Company or its officers to the extent that the Board or stockholders could have originally authorized such matters, (e) allow for emergency Board meetings and set the quorum requirements for such meetings, (f) track amendments to the Maryland General Corporation Law (“MGCL”) concerning stock certificates and the issuance of uncertificated shares, (g) clarify that the advancement of expenses under the indemnification provisions of the bylaws includes reimbursements and (h) clarify that the waiver of notice provisions of the bylaws apply only to notices of meetings.

The preceding summary of the changes effected by the adoption of the Amended Bylaws is qualified in its entirety by reference to a copy of the Amended Bylaws filed as exhibit 3(ii) to this current report and incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

3(ii)	Third Amended and Restated Bylaws

99.1	Press Release, dated November 5, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

APOLLO INVESTMENT CORPORATION

Date: November 6, 2009	By:	/S/ JOHN J. SUYDAM
	Name:	John J. Suydam
	Title:	Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description

3(ii)	Third Amended and Restated Bylaws

99.1	Press Release, dated November 5, 2009